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                                                                   EXHIBIT 10.16

                            UROGEN CORPUROGEN CORP.

                      NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of April 28, 1999 by and among UroGen Corp., a Delaware corporation (the "Company"), with its principal office at 10835 Altman Row, Suite 150, San Diego, California 92121 and the investors whose names appear on the Schedule of Investors attached hereto as Exhibit A (the "Investors").
          ---------

                                   ARTICLE I

                        Purchase of Notes and Warrants

     1.1  Notes.  Subject to the terms and conditions hereof, the Company will
          -----
issue and sell to the Investors, and the Investors will each purchase from the Company, subordinated unsecured convertible promissory notes in substantially the form attached hereto as Exhibit B (each, a "Note," and collectively, the
                            ---------
"Notes") in the principal amount set forth opposite each Investor's name on the Schedule of Investors. Each Note shall be convertible into shares of Company's Common Stock (such shares, the "Conversion Shares") on the terms set forth therein.

     1.2  Warrants.  In consideration of the Investors purchasing the Notes,
          --------
subject to the terms and conditions hereof, the Company will issue to each Investor, and each Investor will acquire, severally and not jointly, from the Company, a warrant or warrants in substantially the form attached hereto as Exhibit C (each, a "Warrant," and collectively, the "Warrants") exercisable for
---------
that number of shares of the Company's Common Stock (such shares, the "Warrant Shares") set forth opposite such Investor's name on the Schedule of Investors.

     1.3  Allocation of Purchase Price.  The purchase price payable by each
          ----------------------------
Investor for the Note and Warrant to be purchased hereunder (the "Purchase Price") shall be equal to the principal amount of the Note set forth opposite such Investor's name on the Schedule of Purchasers. The Purchase Price paid by each Investor shall be allocated as follows: (i) ninety-nine percent (99%) of the Purchase Price shall be allocated to the Note received by such Investor, and
(ii) one percent (1%) of the Purchase Price shall be allocated to the Warrant received by such Investor.

     1.4  Obligations of Investors. The obligations of the Investors hereunder
          ------------------------
are several and not joint.

                                  ARTICLE II

                             Closing and Delivery

     2.1  Place and Date of Closing.  The initial closing of the transactions
          -------------------------
provided for herein (the "Closing") will be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill

Road, Palo Alto, California 94304 at 10:00 a.m. on April 28, 1999 (the "Closing Date") or at such other time and place as the parties shall mutually agree.

     2.2  Subsequent Closings. The Company may, at its option, schedule
          -------------------
additional closings (the "Additional Closings") after the first Closing has been completed on such date or dates as the Company may determine, but not later than April, 30,1999. The date of each Additional Closing is hereinafter referred to as an "Additional Closing Date." The first Closing and each Additional Closing are sometimes referred to herein individually as a "Closing," and the first Closing Date and each Additional Closing Date are sometimes referred to herein individually as a "Closing Date." At each Additional Closing, the Company shall prepare a revised Schedule of Investors to include any additional Investors, and each such additional Investor shall execute a signature page to this Agreement.

     2.3  Delivery.  At the Closing, the Company will deliver to each Investor
          --------
(i) a Note in the principal amount set forth opposite such Investor's name on the Schedule of Investors and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Investor's name on the Schedule of Investors. Each Investor shall deliver to the Company the principal amount set forth opposite such Investor's name on the Schedule of Investors by check or by wire transfer.

                                  ARTICLE III

                 Representations and Warranties of the Company

     The Company hereby represents and warrants to each Investor as follows:

     3.1  Organization and Standing.  The Company is a corporation duly
          -------------------------
organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

     3.2  Corporate Power.  The Company will have at the Closing all requisite
          ---------------
legal and corporate power to execute and deliver this Agreement, to issue the Notes, the Warrants, the Conversion Shares and the Warrant Shares and to carry out and perform its obligations under the terms of this Agreement.

     3.3  Authorization.  All corporate action on the part of the Company, its
          -------------
officers, directors and stockholders that is necessary for the authorization, execution and delivery of this Agreement by the Company, for the performance of the Company's obligations hereunder, and for the authorization, issuance and delivery of the Notes, the Warrants, the Conversion Shares and the Warrant Shares, has been taken or will be taken prior to the Closing. This Agreement, the Notes and the Warrants, when executed and delivered, shall constitute the legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to

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judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies, and bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

     3.4  Capitalization.
          --------------

          (a) As of the date hereof, the authorized capital stock of the Company consists of 40,000,000 shares of common stock ("Common Stock"), of which 9,378,538 shares will be issued and outstanding immediately prior to the first Closing; and 5,000,000 shares of preferred stock ("Preferred Stock"), of which 40,000 shares have been designated Series A Preferred Stock, of which 5,830 shares are issued and outstanding; 10,000 shares have been designated Series B Preferred Stock, of which 704 shares are issued and outstanding; and 17,000 shares have been designated Series C Preferred Stock, of which no shares are issued or outstanding. Series A Preferred Stock converts to Common Stock on a 1000 to 1 basis; Series B and C Preferred Stock convert to Common Stock based upon the fair market value of the Common Stock at the date of conversion. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and fully paid and non-assessable and have been issued in accordance with the registration and qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and relevant state securities laws, or pursuant to valid exemptions therefrom. The Company has agreed to repay certain indebtedness to Baxter Healthcare Corporation, under a Credit Agreement dated July 8, 1998, in shares of Series B Preferred Stock. In addition, Baxter is obligated to purchase shares of Series C Preferred Stock upon the Company's achievement of certain milestones.

          (b) As of the date hereof, the Company has reserved 5,172,668 shares of Common Stock for issuance to employees, officers, directors and consultants of the Company as may be determined by the Company's Board of Directors from time to time under the Company's 1995 Stock Plan, as amended and 1999 Stock Plan (the "Option Plans"). As of the date hereof, 2,996,183 stock options are outstanding. There are no outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights or agreements, oral or written, for the purchase or acquisition from the Company of any shares of its capital stock or any other securities, except for outstanding options under the Option Plans and the following warrants: (i) in connection with a License Agreement with an unaffiliated company (the "Third Party"), the Company issued a warrant to the Third Party which permits the Third Party to maintain a fully-diluted ownership interest of two percent (2%) or to increase its ownership interest to three percent (3%) at a price ranging from $0.03 to $0.04 per share; this warrant expires in May 1999; (ii) in 1997, the Company issued a warrant to purchase 200,000 shares of Common Stock at $0.05 per share to an officer of the Company; this warrant expires in July 2001; (iii) in July 1998, the Company issued convertible debt, which is convertible to 1,030,000 shares of Common Stock, with warrants to purchase 515,000 shares of Common Stock. The debt is convertible at the options of the holder and automatically converts immediately prior to the filing of any registration statement to register the resale of the

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underlying shares. The warrants are exercisable for seven years from issuance and have an exercise price of $0.74 per share.

     3.5  Validity of Securities; Reservation of Shares. The Notes and Warrants,
          ---------------------------------------------
when issued, sold and delivered in accordance with the terms of this Agreement, the Conversion Shares, when issued, sold and delivered in accordance with the terms of the Notes, and the Warrant Shares, when issued, sold and delivered in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any liens or encumbrances; provided, however, that each of the Notes, the Warrants, the
              --------  -------
Conversion Shares or the Warrant Shares may be subject to restrictions on transfer to the extent provided herein or under state and/or federal securities laws. Based in part upon the representations of the Investors in this Agreement, the offer, sale and issuance of the Notes and the Warrants (and the Conversion Shares and Warrant Shares) will be in compliance with all applicable federal and state securities laws. The Company has reserved 1,333,333 and 1,333,333 shares of Common Stock, respectively, for issuance upon conversion of the Notes and exercise of the Warrants issued hereunder. The Company covenants that, so long as any Notes or Warrants remain outstanding, it will at all times reserve and keep available, solely for issuance to the holders of the Notes and Warrants in accordance with this Agreement, shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the issuances contemplated by this Agreement, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     3.6  Governmental Consent, etc. No consent, approval or authorization of or
          --------------------------
designation, declaration or filing with any state or federal governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes and Warrants (and the Conversion Shares and Warrant Shares), or the consummation of any other transaction contemplated hereby, except the qualification (or the taking of such action as may be necessary to secure an exemption from qualification, if available), under the California Corporate Securities Law and other applicable Blue Sky laws, of the offer and sale of the Notes and Warrants (and the Conversion Shares and Warrant Shares), which qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

     3.7  SEC Documents; Parent Financial Statements.  The Company has
          ------------------------------------------
furnished or made available to the Investors true and complete copies of all reports or registration statements filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") since January 1, 1996, all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"), which are all the documents (other than preliminary materials) that the Company was required to file with the SEC since such date. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and

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none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of the Company, including the notes thereto, included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and present fairly the consolidated financial position of the Company at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring adjustments). There has been no change in the Company's accounting policies except as described in the notes to the Financial Statements.

     3.8  No Material Adverse Change.  Since the date of the balance sheet
          --------------------------
included in the Company's most recently filed report on Form 10-Q or Form 10-K, the Company has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets or business of the Company; (b) any amendment or change in the Certificate of Incorporation or Bylaws of the Company; or (c) any damage to, destruction or loss of any assets of the Company (whether or not covered by insurance) that materially and adversely affects the financial condition or business of the Company.

     3.9  Litigation.  There is no action, suit, proceeding, claim, arbitration
          ----------
or investigation pending, or as to which the Company has received any notice of assertion against the Company, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                                  ARTICLE IV

                Representations and Warranties of the Investors

     Each Investor represents and warrants to the Company, as of the Closing Date and upon conversion of any Notes or exercise of any Warrants, as follows (the Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to as the "Securities"):

     4.1  Authorization.  All action on the part of the Investor for the
          -------------
authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

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     4.2  Experience/Risk.  The Investor is experienced in evaluating and
          ---------------
investing in new companies such as the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities and of bearing the economic risks of such investment.

     4.3  Investment.  The Investor is acquiring the Securities for investment
          ----------
for its own account and not with a view to, or for resale in connection with, any distribution. The Investor understands that the Securities to be acquired have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     4.4  Restricted Securities.  The Investor acknowledges that the Securities
          ---------------------
must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the Securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the Securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of Securities being sold during any three-month period not exceeding specified limitations.

     4.5  Limited Public Market. The Investor understands that only an extremely
          ---------------------
limited public market now exists for the Common Stock, that no public market exists for the other Securities issued by the Company and that a public market for the Company's Common Stock may not develop sufficiently to permit the resale of the Securities or that any such public market will be sustained.

     4.6  Access to Data.  The Investor has had an opportunity to discuss the
          --------------
Company's business, management and financial affairs with the Company's management. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

     4.7  Accredited Investor Status. Investor presently does and will as of the
          --------------------------
Closing Date qualify as an "accredited investor" within the meaning of Regulation D (17 C.F.R. (S) 230.501) of the rules and regulations promulgated under the Act.

     4.8  Government Consents.  No consent, approval or authorization of or
          -------------------
designation, declaration or filing with any state, federal or foreign governmental authority on the part of Investor is required in connection with the valid execution and delivery of this Agreement by Investor and the consummation by Investor of the transactions contemplated hereby.

     4.9  Legends.  Each certificate representing the Securities shall be
          -------
endorsed with the following legend (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

                                   ARTICLE V

                 Transfer Restrictions; Rights as Stockholder

     5.1  Restrictions on Transfer.  Each Investor acknowledges that the
          ------------------------
Securities may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Securities may be
                                   --------  -------
transferred without the prior written consent of the Company in the following transactions:

          (a) A transfer of Securities in whole by a holder who is a natural person during such holder's lifetime or on death by will or intestacy to such holder's immediate family or to any custodian or trustee for the account of such holder or such holder's immediate family. As used herein, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, or sister of the holder.

          (b) A transfer of Securities in whole to the Company or to any stockholder of the Company.

          (c) A transfer of Securities in whole or in part to a person who, at the time of such transfer, is, or is an affiliate of, an officer or director of the Company.

          (d) A transfer of Securities in whole but not in part pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of a corporate stockholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder.

          (e) A transfer of Securities in accordance with Rule 144 under the Securities Act.

          (f) A transfer of Securities by a holder which is a limited or general partnership to any of its partners or former partners.

     5.2  No Rights or Liability as a Stockholder.  Neither the Notes nor the
          ---------------------------------------
Warrants shall entitle the holder thereof to any voting rights or other rights as a stockholder of the Company. No provisions of the Notes or the Warrants, in the absence of affirmative action by the holder thereof to purchase Conversion Shares and/or Warrant Shares, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder as a stockholder of the Company.

                                  ARTICLE VI

                              Registration Rights

     6.1  Registrable Securities.  The shares of Common Stock issued or issuable
          ----------------------
upon conversion of the Notes and exercise of the Warrants shall be deemed "Registrable Securities" and the holders of such shares (the "Holders") shall be entitled to registration rights with respect thereto as set forth in this
Article VI.

     6.2  Registration.  The Company shall use its commercially reasonable
          ------------
efforts to cause the Registrable Securities held by each Holder to be registered under the Securities Act so as to permit the resale thereof, and in connection therewith shall use all commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the "SEC") on or before June 30, 1999, and shall use its commercially reasonable efforts to cause to become effective as soon as practicable thereafter, a registration statement under the Securities Act covering the Registrable Securities; provided, however, that each Holder
                                         --------  -------
shall provide all such information and materials to the Company and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Such provision of information and materials is a condition precedent to the obligations of the Company to such Holder pursuant to this Article VI. The Company shall not be required to effect more than one (1) registration under this Article VI.

     6.3  Company Obligations.  The Company shall (i) keep the registration
          -------------------
statement filed in accordance with Section 6.2 hereof effective until the earlier of (A) One Hundred Eighty days after the registration statement is declared effective by the SEC or (B) such time as all Registrable Securities included in such registration have been sold thereunder; (ii) forthwith prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement;
(iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Holder may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) provide a CUSIP number, transfer agent and registrar for all Registrable Securities; and (v) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified).

     6.4  Underwriting.  If the distribution of the Registrable Securities
          ------------
covered by a registration pursuant to this Article VI is to be effected by means of a firm commitment underwriting, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          (a) The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Company but subject to the approval of a majority in interest of the Holders, which approval shall not unreasonably be withheld. Notwithstanding any other provision of this Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may limit the number of shares of Registrable Securities that may be included in the registration and underwriting, provided that no shares other than Registrable Securities are included in such registration and underwriting. The shares so limited shall be allocated among Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from registration; provided,
                                                                  --------
however, that if by the withdrawal of such Registrable Securities a greater
-------
number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation as set forth above.

          (b) If the managing underwriter has not limited the number of Registrable Securities to be underwritten in any registration requested pursuant to Section 6.2, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders. In the event that the managing underwriter excludes some of the securities to be registered pursuant to Section 6.2, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

     6.5  Selling Procedures.  Any sale of Registrable Securities pursuant to
          ------------------
the registration statement filed in accordance with Section 6.2 hereof shall be subject to the following conditions and procedures:

          (a)  Updating the Prospectus.  If the distribution of the Registrable
               -----------------------
Securities covered by a registration pursuant to this Article VI is not to be effected by means of a firm commitment underwriting, and if the Company informs the selling Holder that the registration statement or final prospectus then on file with the SEC is not current or otherwise does not comply with the Securities Act, the Company shall use commercially reasonable efforts to provide to the selling Holder a current prospectus that complies with the Securities Act on or before the date of the intended sale of the Registrable Securities; provided, however, that no more than once during any one hundred eighty-day
--------  -------
period (the "Information Delay Period"), the Company shall have the right to delay the preparation of a current prospectus that complies with the Securities Act for up to twenty-five (25) days, if the Board of Directors of the Company or an executive officer of the Company designated by the Board of Directors, acting in good faith, determines that there exists material nonpublic information about the Company which the Board or such officer does not wish to disclose in a registration statement (due to the fact that such disclosure may not be in the best interests of the Company's stockholders) which information would otherwise be required by the Securities Act to be disclosed in the registration statement to be filed pursuant to Section 6.2 above;

          (b)  General.  Notwithstanding the foregoing, the Company shall notify
               -------
each Holder (A) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement,
(B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each Holder, in which case each Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction. The Company shall, upon the occurrence of any event contemplated by clause (D), forthwith prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.6  Expenses.  The Company shall pay all of the out-of-pocket expenses
          --------
incurred, other than underwriting or selling discounts and commissions, in connection with the registration of Registrable Securities pursuant to this
Article VI including, without limitation, all SEC, National Association of Securities Dealers, Inc. and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of the Company's outside counsel and the Company's independent accountants.

     6.7  Indemnification.
          ---------------

          (a) In connection with any registration pursuant to this Article VI, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon information furnished to the Company by such Holder or controlling person, provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

     (b) Each Holder will indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this subsection 6.7(b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct or fraud by such Holder.

          (c) Each party entitled to indemnification under this Section 6.7 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses; provided, that the Indemnifying Party shall remain liable for reasonable legal expenses of one counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that provisions relating to indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering pursuant to Section 6.4 are in conflict with the foregoing provisions, the provisions in the underwriting agreement control.


                                  ARTICLE VII

                                 Miscellaneous

     7.1  Waivers and Amendments.  With the written consent of the holders of a
          ----------------------
majority of the Conversion Shares issued or issuable upon conversion of all outstanding Notes, the obligations of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Notes or the Warrants; provided, however, that (i) all persons affected by
                           --------  -------
such waiver or supplemental agreement are treated in the same manner, unless the record or beneficial holders of all of the Securities consent to such amendment or supplemental agreement, and (ii) no such waiver or supplemental agreement shall reduce the above percentage of holders of Conversion Shares which is required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Securities. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Securities who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

     7.2  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     7.3  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive the execution and delivery of this Agreement and the sale of the Notes and Warrants.

     7.4  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.5  Entire Agreement.  This Agreement and the other documents delivered
          ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     7.6  Severability.  In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


     7.7  California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     7.8  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.9  Delays or Omissions.  It is agreed that no delay or omission to
          -------------------
exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement, the Notes or the Warrants, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

     7.10  Notices.  Any notice or report required in this Agreement or
           -------
permitted to be given shall be given by depositing the same in the United States mail, postage prepaid and addressed to the parties as follows: (i) if to the Company, to the attention of the President at the Company's principal address set forth on the first page hereof, with a copy to Herbert P. Fockler, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, and
(ii) if to an Investor, to such Investor at such Investor's address as set forth on the Schedule of Investors.

     7.11  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Note and Warrant Purchase Agreement to be duly executed and delivered as of the date first written above.

     THE COMPANY:                         UROGEN CORP.

                                          By:___________________________________
                                             Robert E. Sobol, M.D.
                                             President & Chief Executive Officer

     THE INVESTORS:                       INVESTOR

                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________





            [Signature Page to Note and Warrant Purchase Agreement]

                                   EXHIBIT A
                             SCHEDULE OF INVESTORS

                                                                  Number of
     Name and Address of Investor         Amount of Note         Warrant Shares
                                         $
                                         $
     TOTAL                               $

                                     -A1-

                                   EXHIBIT B

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT. A COPY OF THE AGREEMENT COVERING THE ISSUANCE OF THIS NOTE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

No. N-                                                           April 28, 1999

$

     FOR VALUE RECEIVED, UroGen Corporation (the "Company") promises to pay to ("Lender"), at the Lender's principal office, the principal sum of _________ Dollars ($_____), or such lesser amount as may actually be advanced to the Company hereunder. This note shall bear interest at the lesser of: (i) a simple rate of Eight Percent (8%) per annum, or (ii) the maximum interest rate permitted by law, compounded annually. All principal and unpaid and accrued interest shall be due and payable in full on March 31, 2000 (the "Maturity Date"), unless earlier converted into shares of Common Stock as set forth below; provided, however, that all principal and unpaid and accrued interest shall be
--------  -------
due and payable in full upon the occurrence of an Event of Default. In the event the Company pays any interest on this note and it is subsequently determined that such interest rate was in excess of the then maximum interest rate permitted by law, then that portion of the interest payment representing an amount in excess of the then maximum legal rate shall be deemed a payment of principal and applied against the principal of this note.

     This note is issued by the Company pursuant to a Note and Warrant Purchase Agreement dated April 28, 1999 (the "Agreement"), and is one of a series of notes (collectively, the "Notes") issued to certain of the Company's investors (the "Investors"). Any term of this Note, including without limitation the Maturity Date hereof, may be amended in accordance with Section 7.1 of the Agreement. Capitalized terms not otherwise defined herein shall have the same meanings given to such terms in the Agreement.

                                     -B1-

     The entire unpaid principal sum of this Note and any accrued but unpaid interest shall become immediately due and payable upon (i) the commission of any act of bankruptcy by the Company, (ii) the execution by the Company of a general assignment for the benefit of creditors, (iii) the filing by or against the Company of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of sixty (60) days or more, (iv) the appointment of a receiver or trustee to take possession of the property or assets of the Company and the continuation of such appointment without dismissal for a period of sixty (60) days or more, (v) the default in the remittance of any payment when such payment becomes due and payable on this Note and the continuance of such default for a period of ten (10) days, or (vi) the acceleration of any Senior Indebtedness (as defined below) as a result of an event of default on such Senior Indebtedness (each, an "Event of Default").

     The holder of this Note has the right, at the holder's option (the "Conversion Option"), at any time before this Note is paid, to convert all indebtedness evidenced by this Note into fully paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for each $0.30 in principal and accrued and unpaid interest (the "Conversion Price"), subject to adjustment for any stock split, stock dividend, combination or recapitalization of the Common Stock, but only on surrender of this Note for conversion at the principal office of the Company, accompanied by written notice of election to convert. No partial conversion of this Note shall be permitted. As soon as practicable after full conversion of this Note, the Company at its expense will cause to be issued in the name of, and delivered to, the holder of the Note, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled on such conversion, together with any other securities and property to which the holder is entitled on such conversion under the terms of this Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date that the Note shall have been surrendered for conversion, accompanied by written notice of election to convert. No fractional shares will be issued on conversion of this Note. If on any conversion of this Note a fraction of a share would result, the Company will round down such fractional interest and pay the excess amount of the Note in cash.

     All indebtedness evidenced by this Note shall automatically be converted into shares of Common Stock at the above rate immediately prior to the filing of any registration statement pursuant to Article VI of the Agreement.

     If at any time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Note) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, during the period specified in this Note, and upon such conversion, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or

                                     -B2-
consolidation, to which a holder of the Common Stock deliverable upon conversion of this Note would have been entitled on such capital reorganization, merger, consolidation, or sale if this Note had been converted immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect) shall be applicable after that event as nearly equivalent as may be practicable. The form of this Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Common Stock issuable upon its conversion.

     The Company may, without penalty, at its own option, prepay in whole or in part, from time to time, the principal sum, plus interest accrued to date of payment, of this Note by giving written notice ("Notice") to the Noteholder of such intent to prepay the note and specifying the date of such prepayment ("Redemption Date") not less than thirty (30) days prior to the Redemption Date. Notice shall be given by mail to the holder at its last known address. If this Note shall be called for prepayment and Notice is given, interest shall cease to accrue from and after the prepayment date on this Note or the part thereof so called for prepayment (unless default shall be made in the payment of the prepayment price upon presentation and surrender hereof). If this Note shall be called for prepayment and Notice is given, the holder may exercise its Conversion Option until the end of the business day immediately preceding the Redemption Date, after which time the Conversion Option will terminate.

     The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness. The term "Senior Indebtedness" shall mean the principal of (and premium, if any) and unpaid interest on, (i) indebtedness of the Company or with respect to which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks, insurance companies or other lending institutions, regularly engaged in the business of lending money, which is for money borrowed by the Company or a subsidiary of the Company, whether or not secured, and (ii) any deferrals, renewals or extensions of any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness. Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company or in the event this Note shall be declared due and payable upon the occurrence of an Event of Default, (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Lender which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. In the event of an event of default which has been declared in writing with respect to

                                     -B3-
any Senior Indebtedness or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within twelve months after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. In the case that cash, securities or other property otherwise payable or deliverable to the Lender shall have been applied to the payment of Senior Indebtedness, then and in each such case, upon the payment in full of all Senior Indebtedness, the Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive all further payments and distributions made on Senior Indebtedness until all principal of and interest on this Note shall have been paid in full; and no such payments or distributions to the Lender by reason of such subrogation of cash, securities or other property which otherwise would be payable or distributable to the holders of Senior Indebtedness shall, as between the Company and its creditors (other than the holders of Senior Indebtedness), on the one hand, and the Lender, on the other, be deemed to be a payment by the Company on account of this Note.

     Nothing contained in this Note shall impair, as between the Company and the Lender, the obligation of the Company, which is absolute and unconditional, to pay to the Lender the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Lender, upon default hereunder or under this Note, from exercising all rights, powers and remedies otherwise provided herein or therein or by applicable law, all subject to the rights, if any, of the holders of Senior Indebtedness to receive cash, securities or other properties otherwise payable or deliverable to the Lender.

     If any action is instituted to collect this Note or enforce any terms hereof, the Company promises to pay all legal fees and other expenses reasonably incurred by the Lender in connection therewith.

     The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

     This Note is not transferable by the holder hereof, except in accordance with Section 5.1 of the Agreement.


                     [This space intentionally left blank]

                                     -B4-

     This Note shall be construed in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


                                        UROGEN CORP.

                                        By:___________________________________
                                           Robert E. Sobol, M.D.
                                           President & Chief Executive Officer



                     [Signature Page for Promissory Note]

                                   EXHIBIT C

     NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON THEIR TRANSFER PURSUANT TO TERMS SET FORTH IN THIS WARRANT.

No. W-                                               Warrant to Purchase Shares
                                                             of Common Stock
                                                       (Subject to Adjustment)

                                 UROGEN CORP.
                                 ------------
                         COMMON STOCK PURCHASE WARRANT
                           Void after April 28, 2006

     UroGen Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, ____________, or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. Pacific time, on April 28, 2006 (the "Expiration Time"), _____ fully paid and nonassessable shares of Common Stock of the Company at a purchase price per share equal to the Warrant Price (as defined herein) and otherwise in accordance with the terms hereof. The number and character of such shares of Common Stock and the Warrant Price therefor are subject to adjustment as provided below.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Agreement" shall mean the Note and Warrant Purchase Agreement by and among the Company and certain of the Company's investors dated as of the date hereof.

     (b) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                                     -C1-

     (c) The term "Control Transaction" shall mean (i) the sale by the Company of all or substantially all of its assets or (ii) any transaction or series of related transactions by the Company (including, without limitation, any reorganization, merger or consolidation) which results in the transfer of at least fifty percent (50%) of the outstanding voting power of the Company; provided, however, that a reorganization, merger or similar transaction shall
--------  -------
not be deemed a Control Transaction if the stockholders of the Company immediately prior to such transaction maintain beneficial ownership and voting control of all of the outstanding voting securities of the surviving entity in the same relative proportions as they did prior to such transaction.

     (d) The term "holder" shall mean the holder of this Warrant or any permitted transferee or assignee thereof.

     (e)  The term "Warrant" shall mean this Warrant.

     (f)  The term "Warrant Price" shall be equal to $0.30.

     (g) The term "Warrant Shares" shall mean the shares of Common Stock or other securities of the Company issuable upon exercise of this Warrant.

     1.   Initial Exercise Date; Expiration.  This Warrant may be exercised in
          ---------------------------------
full at any time prior to the Expiration Time, and shall expire immediately thereupon. Notwithstanding the foregoing, this Warrant shall expire and no longer be exercisable immediately prior (and subject to) the closing of any Control Transaction. The Company shall provide the holder of this Warrant with at least 15 days prior notice of the occurrence of any event which would constitute a Control Transaction.

     2.   Exercise of Warrant.
          -------------------

          (a) This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment in accordance with Section 2(b) hereof, of the aggregate Warrant Price of the Warrant Shares to be purchased hereunder.

          (b) In lieu of payment in cash, payment of the aggregate Warrant Price upon exercise of the Warrant may be made by (i) surrender to the Company of debt or equity securities of the Company having a fair market value equal to the aggregate exercise price of the Warrant Shares being purchased upon such exercise (provided that for purposes of this subparagraph, the fair market value of the Common Stock shall equal the Market Price of the Common Stock as set forth below, and the fair market value of any note or other debt security shall be deemed to be equal to the aggregate outstanding principal amount thereof plus all accrued and unpaid interest thereon) or (ii) delivery of a written notice to the Company that the holder is exercising the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon such exercise of the Warrant which when multiplied by the Market Price (as set forth below) is equal to

                                   -C2-
the aggregate exercise price of the Warrant Shares being purchased upon such exercise (and such withheld shares shall no longer be issuable under this Warrant).

          (c) The Market Price of the Company's Common Stock as of a particular date (the "Determination Date") shall be calculated as follows:

              (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date;

              (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date;

              (iii) If the Determination Date is the date on which the Common Stock is first sold to the public by the Company in a firm commitment public offering under the Securities Act of 1933, as amended (the "Securities Act") then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering.

     3.   When Exercise Effective.  The exercise of this Warrant shall be deemed
          -----------------------
to have been effected immediately prior to the close of business on the business day on which the holder surrenders this Warrant to the Company and satisfies all of the requirements of Section 2, and at such time the person in whose name any certificate for Warrant Shares shall be issuable upon such exercise, as provided in Section 2, shall be deemed to be the record holder of such Warrant Shares for all purposes.

     4.   Delivery on Exercise. As soon as practicable after the exercise of
          --------------------
this Warrant and in any event within fifteen (15) days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable full Warrant Shares as to which such holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the Market Price of one full share.

     5.   Adjustment of Purchase Price and Number of Shares.  The character and
          -------------------------------------------------
number of Warrant Shares, and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events:

     5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
          ---------------------------------------------------------------------
The Warrant price and the number of Warrant Shares shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the outstanding shares of Common Stock generally. For example if there should be a

                                     -C3-

2-for-1 stock split of the Common Stock, the Warrant Price would be divided by two and number of Warrant shares would be doubled.

          5.2  Adjustment for Other Dividends and Distributions. In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Company's Common Stock payable in securities or assets of the Company (excluding cash dividends), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Warrant Shares issuable upon such exercise prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     6.   No Impairment.  The Company (a) will not increase the par value of any
          -------------
shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant, and (c) shall take all such action as may be necessary or appropriate in order that all Warrant Shares as may be issued pursuant to the valid exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     7.   Exchange of Warrants.  Subject to the provisions of Section 8 below,
          --------------------
on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of Warrant Shares called for on the face of the Warrant so surrendered.

     8.   Replacement of Warrants.  On receipt by the Company of evidence
          -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9.   Investment Intent.  The holder hereof, by accepting this Warrant,
          -----------------
covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of the Warrant Shares, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and make other representations which the Company may reasonably require in

                                     -C4-
order to comply with the restrictions of state and federal securities laws relating to the sale and disposition on "restricted securities," as that term is defined in Rule 144 of the Securities Act.

     10.  Transfer Restrictions.  The holder hereof acknowledges that the
          ---------------------
Warrants and Warrant Shares may not be transferred except in accordance with
Section 5.1 of the Agreement.

     11.  Notices.  All notices referred to in this Warrant shall be in writing
          -------
and shall be delivered personally (including by express courier) or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

     12.  Miscellaneous.  This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated in accordance with Section 7.1 of the Agreement. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.



                     [This Space Intentionally Left Blank]

                                     -C5-

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and attested by its duly authorized officers and to be dated April 28, 1999.

                                         UROGEN CORP.

                                         By:___________________________________
                                            Robert E. Sobol, M.D.
                                            President & Chief Executive Officer



                     [Signature Page to Purchase Warrant]

                             FORM OF SUBSCRIPTION
                  (To be signed only on exercise of Warrant)

     TO:  UroGen Corp.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________* shares of Common Stock of UroGen Corp. and herewith:

     (Check one)

     [_] makes payment of $_________ therefor; or

     [_] surrenders __________ shares of __________ stock or $ __________ of aggregate indebtedness; or

     [_] elects to "net exercise" the Warrant pursuant to Section 2(b)(ii) of the Warrant and authorizes UroGen Corp. to withhold from issuance the appropriate number of Warrant Shares as specified therein.



                             _____________________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                             _____________________________________________

                             _____________________________________________
                                 (Address)

Dated:



___________________________

*Insert here the number of shares as to which the Warrant is being exercised.